Semiannual Report

February 28, 1998

INVESCO GROWTH FUND

You should know what INVESCO knows.

INVESCO FUNDS

Market Overview                                                     March 1998
   Like a great prize fighter, it appears that the U.S. economy has taken Asia's best punch and continues to fight. At the beginning of the Asian financial crisis, in the summer of 1997, investment professionals postulated that Asian currency problems were "isolated," and would have little effect on the U.S. economy. Then, as the contagion spread, market pundits theorized that the crisis would derail economic growth in the U.S. and possibly devastate most of the world's financial markets -- wrong again. As with most financial crises, speculation on the length and severity of the situation varies from extreme pessimism to extreme optimism, with the truth usually between the two.
   Over the last six months, this uncertainty increased volatility in the equity markets -- producing both the first market correction in more than seven years and record highs for most indexes. However, as fears of deflation swept through the economy, fixed-income markets experienced a significant rally, with high-quality obligations realizing the strongest returns. With so much uncertainty regarding the direction of the U.S. economy, it's important to examine the known facts:
   - The U.S. economy is still the dominant economy in the world. GDP (Gross Domestic Product) grew 3.8% last year -- the fastest rate since 1988.
   - U.S. exports to the Asian/Pacific Rim region are relatively minimal, currently representing less than 15% of our total exports.
   - Inflation remains subdued, as both consumer and producer prices remain stable.
   -  Consumer confidence is at its highest level in more than 27 years.
   - Unemployment is at historically low levels, and real wages are starting to increase.
   - The chronic U.S. budget deficit might become a surplus in the next few years.
   It appears that the domestic economy is still poised for growth with benign inflation. Although the Asian financial crisis will influence the profitability of certain industries, it will probably have only a minor effect on the U.S.
expansion, as consumer demand remains strong here and in Europe. In fact, the crisis may have been a positive for the U.S, as it applied the brakes to an exuberant economy before it had the chance to overheat. Plus, the crisis may create necessary reforms in Asian economies which could allow for greater global competition. Nonetheless, 1998 may be a more selective stock market with greater volatility compared to the last three years.
   For fixed-income investors, deflationary pressures produced by the Asian crisis should keep both consumer and producer prices in check as cheaper foreign goods flood the U.S. markets. This may keep the Federal Reserve Board from changing the interest rate environment until the crisis has washed through the U.S. economy. The one possible inflationary pressure remains increasing real wages, given low unemployment rates. Nevertheless, the overall outlook for the fixed-income markets continues to be positive.

INVESCO Growth Fund


                               INVESCO Growth Fund
                 Average Annual Total Return as of 2/28/98 (2)
                 ---------------------------------------------
                 1 Year                                 31.18%
                 ---------------------------------------------
                 5 Years                                18.02%
                 ---------------------------------------------
                 10 Years                               15.93%
                 ---------------------------------------------

   For the six-month period ended 2/28/98, INVESCO Growth Fund achieved a total return of 18.25%, compared to the six-month figure of 17.62% for the S&P 500.(1)
(2) The line graph on the previous page illustrates the growth of the S&P 500 Index compared to the value of a $10,000 investment in INVESCO Growth Fund, plus reinvested dividends and capital gain distributions, for the 10 years ended 2/28/98. The chart and other total return figures cited reflect the fund's operating expenses. However, the index does not have expenses, which would, of course, have lowered its performance. (1),(2)

Graph:

      This line graph compares the value of a $10,000 investment in INVESCO Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended February 28, 1998.

Strategic Overview
     The fund continues to invest a core portion of the portfolio in high quality, large-capitalization growth companies. These firms are market leaders and have historically delivered predictable and consistent earnings over the business cycle. For the remaining holdings, we seek to identify companies with leading positions which serve attractive growth markets and which have the potential for superior financial returns. This strategy produces a portfolio that combines premier stable growth companies with faster-growing firms in the communications, technology, and health care sectors.
     In the summer of 1997, we reduced the overall number of securities in the portfolio, making the fund somewhat more concentrated in large-cap growth stocks. This action was based on the belief that, in an uncertain market environment, predictability of earnings would be crucial. While past performance is no guarantee of future results, our intensified focus paid off for the fund as large-cap growth companies produced strong returns during the last six volatile months. Colgate-Palmolive Co., Merck & Co., and Fannie Mae are examples of large-cap stocks which provided healthy results for the fund and remain core holdings. (Holdings and composition of holdings are subject to change.) In regard to faster-growing firms serving attractive growth markets, we have avoided companies that derive a significant portion of their revenues from Asian markets. We focused instead on institutions that could benefit from the strong domestic economy. For instance, we believe that deregulation of the telecommunications industry has created enormous growth opportunities for selected telecommunications companies, and WorldCom Inc. remains one of our favorite stocks. The fund will continue to look for the best investments in communications industries, as well as the health care and technology sectors.

Looking Forward
     We believe that 1998 will be a year of slower earnings growth and more volatile equity markets. Within this environment, predictability of earnings will remain critical as any earnings disappointments will be negatively dealt with by the market. Thus, we will continue to allocate a substantial portion of the fund's assets to large-cap growth companies.

Fund Management
     INVESCO Growth Fund is managed by Vice President Trent E. May. He received a BS from the Florida Institute of Technology and a MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.
     Senior Vice President Timothy J. Miller is co-manager of the fund. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. An 18-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

(1)The S&P 500 is an unmanaged index of common stocks considered representative of the broad U.S. equity market.

(2)Total  return  assumes   reinvestment  of  dividends  and  capital  gain
distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INVESCO Growth Fund, Inc.
Ten Largest Common Stock Holdings
February 28, 1998

Description                                                                          Value
--------------------------------------------------------------------------------------------
Wal-Mart Stores                                                                $  33,622,875
Ford Motor                                                                        33,258,750
Johnson & Johnson                                                                 32,646,200
Disney (Walt) Co                                                                  32,103,675
Fannie Mae                                                                        31,906,250
American International Group                                                      31,248,750
Merck & Co                                                                        30,729,806
Hewlett-Packard Co                                                                30,424,700
Procter & Gamble                                                                  30,322,688
Bristol-Myers Squibb                                                              30,216,550

Composition of holdings is subject to change.


INVESCO Growth Fund, Inc.
Statement of Investment Securities
February 28, 1998
UNAUDITED
--------------------------------------------------------------------------------------------
                                                            Shares or
                                                            Principal
Description                                                    Amount               Value
--------------------------------------------------------------------------------------------
COMMON STOCKS 99.79%
AUTOMOBILES 3.99%
Ford Motor                                                    588,000          $  33,258,750
                                                                                ------------
BANKS 1.02%
BankAmerica Corp                                              109,900              8,517,250
                                                                                ------------
BEVERAGES 3.49%
Coca-Cola Co                                                  424,000             29,123,500
                                                                                ------------
CHEMICALS 3.54%
du Pont (E I) de Nemours+                                     482,000             29,552,625
                                                                                ------------
COMPUTER RELATED 11.58%
HNC Software*                                                 218,130              7,770,881
Hewlett-Packard Co                                            454,100             30,424,700
International Business Machines                               272,500             28,459,219
Microsoft Corp*                                               352,900             29,908,275
                                                                                ------------
                                                                                  96,563,075
                                                                                ------------
ELECTRICAL EQUIPMENT 3.58%
General Electric                                              384,000             29,856,000
                                                                                ------------

ELECTRONICS --
   SEMICONDUCTOR 6.01%
Altera Corp*                                                  188,460              8,127,337
Intel Corp                                                    326,800             29,309,875
Maxim Integrated Products*                                    315,100             12,722,163
                                                                                ------------
                                                                                  50,159,375
                                                                                ------------
ENTERTAINMENT 3.85%
Disney (Walt) Co                                              286,800           $ 32,103,675
                                                                                ------------
FINANCIAL 3.83%
Fannie Mae                                                    500,000             31,906,250
                                                                                ------------
HEALTH CARE DRUGS --
   PHARMACEUTICALS 18.09%
Bristol-Myers Squibb                                          301,600             30,216,550
Johnson & Johnson                                             432,400             32,646,200
Lilly (Eli) & Co                                              412,600             27,154,238
Merck & Co                                                    240,900             30,729,806
Pfizer Inc                                                    341,000             30,178,500
                                                                                ------------
                                                                                 150,925,294
                                                                                ------------
HOUSEHOLD PRODUCTS 4.62%
Colgate-Palmolive Co                                          101,600              8,248,650
Procter & Gamble                                              357,000             30,322,688
                                                                                ------------
                                                                                  38,571,338
                                                                                ------------
INSURANCE 7.29%
American International Group                                  260,000             31,248,750
Travelers Group                                               530,000             29,547,500
                                                                                ------------
                                                                                  60,796,250
                                                                                ------------
LEISURE TIME 0.80%
International Game Technology                                 274,600              6,659,050
                                                                                ------------
OIL & GAS RELATED 8.54%
Exxon Corp                                                    467,900             29,887,112
Royal Dutch Petroleum New
   York Registry 1.25 Gldr  Shrs                              527,400             28,644,413
Schlumberger Ltd                                              168,700             12,715,763
                                                                                ------------
                                                                                  71,247,288
                                                                                ------------
RETAIL 4.03%
Wal-Mart Stores                                               726,000             33,622,875
                                                                                ------------
SERVICES 0.99%
Cendant Corp*                                                 219,200              8,220,000
                                                                                ------------
TELECOMMUNICATIONS --
   LONG DISTANCE 4.38%
AT&T Corp                                                     467,500             28,459,062
WorldCom Inc*                                                 211,500              8,076,656
                                                                                ------------
                                                                                  36,535,718
                                                                                ------------
TELEPHONE 6.89%
Bell Atlantic                                                 312,000             28,002,000
SBC Communications                                            390,000             29,493,750
                                                                                ------------
                                                                                  57,495,750
                                                                                ------------
TOBACCO 3.27%
Philip Morris                                                 628,000             27,278,750
                                                                                ------------
TOTAL COMMON STOCKS
   (Cost $707,376,584)                                                           832,392,813
                                                                                ------------

SHORT-TERM INVESTMENTS --
   COMMERCIAL PAPER 0.21%
FINANCIAL 0.21%
Associates Corp of North America
   5.673%, 3/2/1998
   (Cost $1,760,000)                                      $ 1,760,000              1,760,000
                                                                                ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost $709,136,584)
 (Cost for Income Tax Purposes
 $711,158,475)                                                                  $834,152,813
                                                                                ============

CALL OPTIONS
--------------------------------------------------------------------------------------------
                      Number of     Expiration           Exercise     Premium         Market
                      Contracts     Date                 Price        Received        Value
--------------------------------------------------------------------------------------------
Call Option on
   du Pont (EI)
   de Nemours          1,000        4/18/1998             $55         $409,486      $675,000

   +  Security has been designated as collateral for call options.

   *  Security is non-income producing.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Assets and Liabilities
February 28, 1998
UNAUDITED


ASSETS

Investment Securities at Value
   (Cost $709,136,584)                                           $   834,152,813
Cash                                                                   3,229,576
Receivables:
   Investment Securities Sold                                         19,084,330
   Fund Shares Sold                                                      764,662
   Dividends and Interest                                              1,078,510
Prepaid Expenses                                                          94,348
                                                                 ---------------
TOTAL ASSETS                                                         858,404,239
                                                                 ---------------
LIABILITIES
Options Written, at Value
   (Premiums Received $409,486)                                          675,000
Payables:
   Distributions to Shareholders                                           7,449
   Investment Securities Purchased                                    24,249,901
   Fund Shares Repurchased                                             4,445,547
Accrued Distribution Expenses                                            149,251
Accrued Expenses                                                          48,684
                                                                 ---------------
TOTAL LIABILITIES                                                     29,575,832
                                                                 ---------------
Net Assets at Value                                              $   828,828,407
                                                                 ===============
NET ASSETS
Paid-in Capital*                                                 $   685,060,949
Accumulated Undistributed Net Investment Income                        1,732,570
Accumulated Undistributed Net Realized Gain
  on Investment Securities and Foreign Currency
   Transactions                                                       17,284,173
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                                     124,750,715
                                                                 ---------------
Net Assets at Value                                              $   828,828,407
                                                                 ===============

Net Asset Value, Offering and Redemption
   Price per Share                                                         $5.39
                                                                           =====

* The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 153,690,703 were outstanding at February 28, 1998.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Operations
Six Months Ended February 28, 1998
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                        $     5,748,622
Interest                                                                  68,111
   Foreign Taxes Withheld                                               (65,795)
                                                                 ---------------
   TOTAL INCOME                                                        5,750,938
                                                                 ---------------
EXPENSES
Investment Advisory Fees                                               2,141,831
Distribution Expenses                                                    940,756
Transfer Agent Fees                                                      557,732
Administrative Fees                                                       61,445
Custodian Fees and Expenses                                               43,188
Directors' Fees and Expenses                                              29,861
Professional Fees and Expenses                                            32,704
Registration Fees and Expenses                                            55,982
Reports to Shareholders                                                  137,072
Other Expenses                                                            11,679
                                                                 ---------------
   TOTAL EXPENSES                                                      4,012,250
   Fees and Expenses Paid Indirectly                                    (18,660)
                                                                 ---------------
    NET EXPENSES                                                       3,993,590
                                                                 ---------------
NET INVESTMENT INCOME                                                  1,757,348
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                  39,191,928
Change in Net Appreciation of:
   Investment Securities and Foreign Currency
     Transactions                                                     87,094,670
   Call Options (See Note 1)                                             265,514
                                                                 ---------------
     Total Net Appreciation                                           87,360,184
                                                                 ---------------
NET GAIN ON INVESTMENT SECURITIES                                    126,552,112
                                                                 ---------------
Net Increase in Net Assets from Operations                       $   128,309,460
                                                                 ===============

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Changes in Net Assets
                                                     Six Months                    Year
                                                        Ended                      Ended
                                                     February 28                 August 31
                                                    -------------               ------------
                                                        1998                       1997
                                                      UNAUDITED
OPERATIONS
Net Investment Income                                 $ 1,757,348              $  1,584,172
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                        39,191,928               185,903,395
Change in Net Appreciation
   of Investment Securities, Foreign
   Currency Transactions and
   Call Options                                        87,360,184               (23,243,958)
                                                  ---------------               ------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                             128,309,460               164,243,609
                                                  ---------------               ------------
DISTRIBUTIONS TO
   SHAREHOLDERS
Net Investment Income                                           0                (1,500,483)
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                     (187,071,255)              (84,751,427)
                                                   ---------------              ------------
TOTAL DISTRIBUTIONS                                 (187,071,255)              (86,251,910)
                                                   ---------------              ------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         282,403,499               647,469,283
Reinvestment of Distributions                         165,451,154                77,405,695
                                                   --------------               ------------
                                                      447,854,653               724,874,978
Amounts Paid for Repurchases
   of Shares                                        (269,484,906)             (690,372,256)
                                                   ---------------              ------------
NET INCREASE IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                                       178,369,747                34,502,722
                                                   --------------               ------------
Total Increase in Net Assets                          119,607,952               112,494,421
NET ASSETS
Beginning of Period                                   709,220,455               596,726,034
                                                   --------------               ------------
End of Period (Including Accumulated
   Undistributed (Distributions in
   Excess of) Net Investment
   Income of $1,732,570 and
   ($24,778), respectively)                          $828,828,407              $709,220,455
                                                  ===============               ============
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                            48,900,138               113,639,331



Shares Issued from Reinvestment
   of Distributions                                    34,043,449                14,903,327
                                                   --------------               ------------
                                                       82,943,587               128,542,658
Shares Repurchased                                   (46,365,062)             (121,110,949)
                                                   --------------               ------------
Net Increase in Fund Shares                            36,578,525                7,431,709
                                                   ==============               ============
See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Notes to Financial  Statements
UNAUDITED

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Growth Fund, Inc. (the "Fund") is incorporated in Maryland. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      Options are valued at the last sales price on the principal exchange on which the options are traded. If there is no last sales price reported, then the bid price will be used.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
      Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.
B. OPTIONS - The Fund may write covered call options. When an option the Fund receives a premium and becomes obligated to sell the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling a security at a price different from the current market value. All securities covering call options written are held in escrow by the Fund's  custodian.
      Written option activity for the six months ended February 28, 1998 was as follows:
                                                            Call  Options
                                                   -----------------------------
                                                       Number        Amount
                                                     of Options    of Premiums
     ---------------------------------------------------------------------------
     Options  outstanding at August 31, 1997.....          0       $         0
     Options written ............................      1,000           409,486
     Options closed or expired...................          0                 0
     Options exercised...........................          0                 0
                                                     ---------------------------
     Options outstanding at February 28, 1998....      1,000       $   409,486
                                                     ===========================

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.
       The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
       The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
D. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
      To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
G. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses and Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
      For the six months ended February 28, 1998, Fees and Expenses Paid Indirectly consisted of $18,467 included in Custodian Fees and Expenses and $193 included in Transfer Agent Fees.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund were made by ITC. Effective February 4, 1998, such responsibilities were transferred to IFG. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of distribution pursuant  to  Rule  12b-1  of the  Act  provides  for
compensation   of   marketing   and   advertising   expenditures   to  IFG  (the
"Distributor") to a maximum of 0.25% of annual average net assets. For the six months ended February 28, 1998, the Fund paid the Distributor $950,133 under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, replaced IFG as Distributor.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended February 28, 1998, the aggregate cost of purchases and proceeds from sales
of  investment   securities   (excluding  all  U.S.  Government  securities  and
short-term securities) were $714,456,133 and $718,757,438,  respectively.
    There were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At February 28, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $123,980,247 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $985,909, resulting in net appreciation of $122,994,338.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
   Pension expenses for the six months ended February 28, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $7,891. Unfunded accrued pension costs of $28,806 and pension liability of $61,496 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At February 28, 1998, there were no such borrowings.

Other Information

UNAUDITED
On October 28, 1997, a special meeting of the shareholders of the Fund was held at which the approval to change the investment policy of the Fund to allow the Fund to utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law was ratified. The votes cast for, against and abstain were 43,124,780, 14,151,226 and 4,004,904, respectively.


INVESCO Growth Fund, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)

                                                    Six Months
                                                       Ended
                                                   February 28                          Year Ended August 31
                                                   -----------         ----------------------------------------------------
                                                       1998             1997        1996       1995        1994        1993
                                                     UNAUDITED

PER SHARE DATA
Net Asset Value--- Beginning of Period                $ 6.06           $5.44      $ 5.33      $5.34       $5.28       $4.72
                                                      ------           ----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                   0.01            0.01        0.03       0.05        0.03        0.04
Net Gains on Securities
   (Both Realized and
    Unrealized)                                         0.92            1.39        0.95       0.49        0.11        1.00
                                                       -----           ----------------------------------------------------

Total from Investment Operations                        0.93            1.40        0.98       0.54        0.14        1.04
                                                       -----           ----------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                   0.00            0.01        0.03       0.05        0.03        0.04
Distributions from Capital Gains                        1.60            0.77        0.84       0.50        0.05        0.44
                                                       -----           ----------------------------------------------------
Total Distributions                                     1.60            0.78        0.87       0.55        0.08        0.48
                                                      ------           ----------------------------------------------------
Net Asset Value--- End of Period                      $ 5.39          $ 6.06      $ 5.44     $ 5.33       $5.34       $5.28
                                                      ======           ====================================================

TOTAL RETURN                                           18.25%*         28.14%      20.23%     12.05%       2.52%      22.17%

RATIOS
Net Assets --- End of Period ($000 Omitted)          $828,828        $709,220    $596,726   $501,285    $488,411    $483,957
Ratio of Expenses to Average Net Assets                 0.53%*@         1.07%@      1.05%@     1.06%       1.03%       1.04%
Ratio of Net Investment Income to
 Average Net Assets                                     0.23%*          0.22%       0.64%      1.07%       0.47%       0.72%
Portfolio Turnover Rate                                   95%*           286%        207%       111%         63%         77%
Average Commission Rate Paid^^                        $0.0605*        $0.0697     $0.0286         -           -           -

+  Distributions  in excess of net  investment  income for the year ended August
   31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                        FAMILY OF FUNDS
                                                                  Newspaper
Fund Name                   Fund Code        Ticker Symbol       Abbreviation
--------------------------------------------------------------------------------
International
International Growth          49              FSIGX              IntlGr
Emerging Markets              43                *                  *
Asian Growth                  41              IVAGX              AsianGr
Pacific Basin                 54              FPBSX              PcBas
European                      56              FEURX              Europ
European Small Company        37              IVECX              EuroSmCo
Latin American Growth         34              IVSLX              LatinAmGr
--------------------------------------------------------------------------------
Sector
Energy                        50              FSTEX              Enrgy
Environmental Services        59              FSEVX              Envirn
Financial Services            57              FSFSX              FinSvc
Gold                          51              FGLDX              Gold
Health Sciences               52              FHLSX              HlthSc
Leisure                       53              FLISX              Leisur
Realty                        42              IVSRX              Realty
Technology                    55              FTCHX              Tech
Utilities                     58              FSTUX              Util
Worldwide Capital Goods       38              ISWGX              WldCap
Worldwide Communications      39              ISWCX              WldCom
--------------------------------------------------------------------------------
Equity
Growth                        10              FLRFX              Grwth
Dynamics                      20              FIDYX              Dynm
Small Company Growth          60              FIEGX              SmCoGth
Value Equity                  46              FSEQX              ValEq
Small Company Value           74              IDSCX              SmCoVal
S&P 500 Index Fund Class II   23               *                    *
--------------------------------------------------------------------------------
All-Weather
Industrial Income             15              FIIIX              IndInc
Multi-Asset Allocation        70              IMAAX              MulAstAl
Total Return                  48              FSFLX              TotRtn
Balanced                      71              IMABX              Bal
--------------------------------------------------------------------------------
Bond
Short-Term Bond               33              INIBX              ShTrBd
Intermediate Government Bond  47              FIGBX              IntGov
U.S. Government Securities    32              FBDGX              USGvt
Select Income                 30              FBDSX              SelInc
High Yield                    31              FHYPX              HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond    36              IVTIX                *
Tax-Free Long-Term Bond       35              FTIFX              TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund    44              FUGXX              InvGvtMF
Cash Reserves                 25              FDSXX              InvCshR
Tax-Free Money Fund           40              FFRXX              InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.